UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) August 5, 2005
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                                                         (August 1, 2005)
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                                ACTIVISION, INC.
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               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             0-12699                                    95-4803544
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       (Commission File Number)                       (IRS Employer
                                                    Identification No.)

        3100 Ocean Park Blvd., Santa Monica, CA                    90405
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        (Address of Principal Executive Offices)                 (Zip Code)

                                 (310) 255-2000
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               (Registrant's telephone number, including area code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 26, 2005, the Board of Directors of the Company appointed Richard Sarnoff to the Board effective August 1, 2005. The appointment increases temporarily the total number of directors on the Board from eight to nine. Mr. Sarnoff will serve on the Board until the next annual meeting of stockholders at which time he will stand for re-election. Mr. Sarnoff was also appointed to serve on the Nominating and Corporate Governance Committee. The Board has determined that Mr. Sarnoff meets the applicable independence requirements.

In connection with Mr. Sarnoff's appointment as a director, Mr. Sarnoff was granted options to purchase 30,000 shares of the Company's common stock at an exercise price of $19.91 per share. These options vest in four equal semi-annual installments beginning on February 1, 2006. As a non-employee director on the Board with no other relationship with the Company and its affiliates, other than his prospective service to the Company as a non-employee director, Mr. Sarnoff will receive the same standard compensation amounts paid to other non-employee directors for service on the Board, which amounts have been previously disclosed in the Company's proxy statement filed with the Securities and Exchange Commission on July 29, 2005.

There is no arrangement or understanding between Mr. Sarnoff and any other person pursuant to which Mr. Sarnoff was elected as a director of the Company. There are no transactions in which Mr. Sarnoff has an interest requiring disclosure under Item 404(a) of Regulation S-K, except as described above.

A copy of the press release issued on August 1, 2005 announcing Mr. Sarnoff's appointment is attached to this Report as Exhibit 99.1 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 5, 2005, we filed a Certificate of Designation with the Delaware Secretary of State, which was effective immediately. The Certificate of Designation, which was approved by the Board of Directors on July 26, 2005, increased the total number of the Company's Preferred Stock designated as Series A Junior Preferred Stock to 2,000,000 shares. The powers, designations, preferences and relative, participating, optional or other special rights of the Series A Junior Preferred Stock and the qualifications, limitations and restrictions on the Series A Junior Preferred Stock remain the same and are set forth in the description of the Series A Junior Preferred Stock in the Amended and Restated Certificate of Incorporation of the Company, as amended. The Company's Amended and Restated Certificate of Incorporation has been filed with the Securities and Exchange Commission as Exhibit 2.5 to the Company's Current Report on Form 8-K filed on June 16, 2000. A copy of the Certificate of Designation has been filed as Exhibit 3.1 to this Current Report on Form 8-K.

The filing of the Certificate of Designation did not cause any increase in the total number of shares of Preferred Stock authorized or outstanding.

Item 9.01  Financial Statements and Exhibits.

         (c) Exhibits

               3.1 Certificate of Designation of Series A Junior Preferred Stock, dated August 4, 2005

               99.1     Press Release of Activision, Inc., dated August 1, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ACTIVISION, INC.

                                By:/s/ Brian Kelly
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                                    Name:   Brian Kelly
                                    Title:  Co-Chairman

Date: August 5, 2005

                                 EXHIBIT INDEX

Exhibit Number      Description
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3.1                 Certificate of Designation of Series A Junior Preferred
                    Stock, dated August 4, 2005

99.1                Press Release of Activision, Inc., dated August 1, 2005.